SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): March 1, 2006

RADIATION THERAPY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-50802

FLORIDA	65-0768951
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2234 Colonial Boulevard
Fort Myers, Florida	33907
(Address of principal executive offices)	(Zip Code)

(239) 931-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective March 1, 2006, Radiation Therapy Services, Inc. (the “Company”) entered into an Executive Employment Agreement with Patricia Gondolfo for the position of Chief Operating Officer of the Company (the “Agreement”). The term of the Agreement is five years and automatically renews for successive three year terms unless 120 days prior notice is given by either party. It provides for an annual base salary not less than $310,000 and eligibility to receive an annual bonus of $150,000 based on achievement of mutually agreed upon objectives. The Agreement also provides for an award of 4,895 shares of Company common stock vesting over five years commencing one year from the date of grant and for eligibility to receive annual grants. A covenant not to compete with the Company during the term of the Agreement and for two years thereafter is set forth in the Agreement. The Agreement also contains change in control provisions that provides for the accelerated vesting of restricted stock awards and continued payment of the executive’s then base salary during the first year of employment and her prior year total cash compensation is terminated during the term of the Agreement after a change in control.

A copy of the Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of New Principal Officer.

Effective March 1, 2006 Patricia Gondolfo was appointed Chief Operating Officer of the Company. Prior to joining the Company, Ms. Gondolfo was Chief Financial Officer of the Mount Kisco Medical Group in Mount Kisco, NY, a position she held since 1997. She holds a Bachelor’s Degree and a Masters Degree in Public Health from Columbia University. Ms. Gondolfo is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries. A copy of the Company’s press release announcing Ms. Gondolfo’s appointment as Chief Operating Officer is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 3, 2006, the Company issued a press release announcing the appointment of Patricia Gondolfo as the Company’s Chief Operating Officer. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Executive Employment Agreement effective March 1, 2006, by and between the Company and Patricia Gondolfo.

99.1	Press Release dated March 3, 2006 announcing the appointment of Patricia Gondolfo as Chief Operating Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

By:	/s/ David Koeninger
David Koeninger
Principal Financial Officer

Dated: March 3, 2006